UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2014

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York		10017-5592
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (917) 663-2000
                 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.
Appointment of Directors
On September 9, 2014, the Board of Directors of Philip Morris International Inc. (“the Company”) elected Messrs. Werner Geissler, Jun Makihara and Frederik Paulsen to the Board of Directors. Messrs. Makihara and Paulsen were elected effective immediately, and Mr. Geissler was elected effective January 1, 2015. Messrs. Geissler, Makihara and Paulsen were elected to the Committees of the Board as follows:

Werner Geissler	– Finance, Product Innovation and Regulatory Affairs, and Compensation and Leadership Development Committees;
Jun Makihara     – Finance, Product Innovation and Regulatory Affairs, and Audit Committees; and
Frederik Paulsen     – Finance and Product Innovation and Regulatory Affairs Committees.

The Board of Directors determined that each of Messrs. Geissler, Makihara and Paulsen is an independent director under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines, as well as within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.
Messrs. Geissler and Makihara will be compensated for their service on the Company’s Board of Directors pursuant to the existing non-employee director compensation programs. These compensation programs are described in detail in the Company’s proxy statement dated March 27, 2014 and filed with the Securities and Exchange Commission on such date.
Mr. Paulsen elected not to be compensated for his service on the Company’s Board. Therefore, the Board amended the Philip Morris International Inc. 2008 Stock Compensation Plan for Non-Employee Directors to explicitly reflect such election and related administrative changes. That plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
A copy of the press release issued by the Company announcing the election of Messrs. Geissler, Makihara and Paulsen is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the election of Messrs. Geissler, Makihara and Paulsen to the Board of Directors, the Board of Directors amended Article II, Section 2 of its Amended and Restated By-Laws, in order to increase the size of the Board from ten (10) to twelve (12) directors effective September 9, 2014 and from twelve (12) to thirteen (13) directors effective January 1, 2015. The Company’s Amended and Restated By-Laws reflecting the foregoing amendments are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-Laws of Philip Morris International Inc. (effective as of September 9, 2014)
3.2	Amended and Restated By-Laws of Philip Morris International Inc. (effective as of January 1, 2015)
10.1	Philip Morris International Inc. 2008 Stock Compensation Plan for Non-Employee Directors (as amended and restated as of September 9, 2014)

99.1	Philip Morris International Inc. Press Release, dated September 10, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary
DATE: September 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Philip Morris International Inc. (effective as of September 9, 2014)
3.2	Amended and Restated By-Laws of Philip Morris International Inc. (effective as of January 1, 2015)
10.1	Philip Morris International Inc. 2008 Stock Compensation Plan for Non-Employee Directors (as amended and restated as of September 9, 2014)
99.1	Philip Morris International Inc. Press Release, dated September 10, 2014